                                                                    Exhibit 32.2

                            ZOLL MEDICAL CORPORATION
                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned officer of ZOLL Medical Corporation (the "Company") hereby certifies that, to my knowledge, the Company's quarterly report on Form 10-Q for the period ended June 29, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: August 13, 2003                 Name:  /s/ A. Ernest Whiton
                                             --------------------
                                             A. Ernest Whiton, Vice President of
                                             Administration and Chief Financial
                                             Officer